LSA(R) Variable Series Trust


LSA Variable Series Trust
3100 Sanders Road, Suite M2A
Northbrook, IL 60062
                     Prospectus Dated May 1, 2002 (as revised September 9, 2002)
--------------------------------------------------------------------------------


The LSA Variable Series Trust (the "Trust") is a group of portfolios sold exclusively to separate accounts of life insurance companies, including Allstate Life Insurance Company and its insurance company subsidiaries. There are presently twelve such portfolios that are available for investment, three of which, the Aggressive Growth Fund, the Focused Equity Fund, and the Mid Cap Value Fund (each a "Fund" and collectively the "Funds"), are described in this prospectus.

The information in this prospectus is of interest to anyone who owns or is considering purchasing a variable annuity or variable life contract issued by an insurance company separate account that makes the Funds available as underlying investment options to contract holders. This prospectus explains the investment objectives, risks and strategies of each Fund.

You should read this prospectus to help you decide whether the insurance company separate account that invests in a Fund is the right investment for you. You should keep this prospectus for future reference along with the prospectus for the insurance product which accompanies this prospectus.

The terms "you," "your" and "yours" refers to the contract holder as an investor in the insurance company separate accounts.

To learn more about the Funds and their investments, you may obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2002 (as amended from time to time). The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference, which means it is legally part of the prospectus. For a free copy contact your insurance company or call 1-800-390-1277.

Shares of Funds within the Trust are not deposits or other obligations of any financial institution, are not guaranteed by any financial institution, are not insured by the FDIC or any agency, and involve investment risks, including the possible loss of the principal amount invested.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

Table of Contents


TABLE OF
CONTENTS


FUNDS AT A GLANCE                                       1
     General information about the Funds, the Manager, and the Advisers

FUND SUMMARIES                                          2
     For each Fund, the investment objective, Adviser, strategy, risks and who may want to invest

     Aggressive Growth Fund
     Focused Equity Fund
     Mid Cap Value Fund

MORE INFORMATION
ABOUT THE FUNDS                                         6
     The types of investment strategies that may be used by some or all of the Funds and additional information about investment risks

MANAGEMENT OF THE FUNDS                                11
     General information about the organization and operations of the Funds, including details about the Adviser to each Fund

RELATED PERFORMANCE
OF ADVISERS                                            13
     General discussion about composite performance for Adviser's similarly managed accounts

VALUING A FUND'S ASSETS                                14
     General information on how a Fund's assets are valued, including market value, fair value, and the use of foreign currency conversion values

PRICING OF FUND SHARES                                 15
     Details on how each Fund's per share price
     (also known as "net asset value") is
     determined, how to purchase and redeem shares

FEES AND EXPENSES                                      16
     Details on the cost of operating the Funds including fees, expenses and calculations

ADDITIONAL FUND INFORMATION                            17

     Taxes, income and capital gain distributions, service providers, financial highlights,
     Statement of Additional Information, annual reports

                                                              Funds at a Glance

FUNDS AT A GLANCE

THE TRUST

The LSA Variable Series Trust (the "Trust") is a group of twelve mutual fund portfolios managed by LSA Asset Management LLC (the "Manager"). This prospectus relates to the Aggressive Growth Fund, Focused Equity Fund, and Mid Cap Value Fund (each a "Fund" and collectively the "Funds").

THE MANAGER

The Manager is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Manager carefully selects other professional investment managers (each an "Adviser" and collectively the "Advisers") to carry out the day-to-day management of each Fund. The Manager receives a fee, payable monthly, based on a percentage of average net assets of the Funds.

THE ADVISERS

The Advisers are the professional investment managers who perform the day-to-day investing on behalf of the Funds subject to the general supervision of the Manager and the Trust's Board of Trustees (the "Board"). The fees of the Advisers are paid by the Manager, not the Funds. Each Adviser is a registered investment adviser with the SEC. The following chart lists the Adviser to each Fund and each Fund's investment objective. Each Fund's investment objective may be changed without a shareholder vote.


FUND                       ADVISER                      INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------
Aggressive                 Van Kampen Asset             Seeks to provide long-term capital growth. The Fund invests
Growth                     Management Inc.              primarily in common stocks and other equity securities of small and mid-sized growth companies.

Focused Equity             Van Kampen                   Seeks to provide capital appreciation by investing primarily in equity securities.

Mid Cap Value              Van Kampen Asset             Seeks to provide long-term capital growth. The Fund invests
                           Management Inc.              primarily in common stocks and other equity securities of medium market capitalization companies.

Fund Summaries


FUND
SUMMARIES

AGGRESSIVE GROWTH FUND

ADVISED BY:      VAN KAMPEN ASSET
                 MANAGEMENT INC.

INVESTMENT OBJECTIVE: The Aggressive Growth Fund seeks to provide long-term capital growth. The Fund invests primarily in common stocks and other equity securities of small and mid-sized growth companies.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in common stocks and other equity securities of companies the Adviser believes have an above-average potential for capital growth. The Adviser uses a "bottom-up" approach to stock selection, focusing on companies that exhibit rising earnings expectations and rising valuations. The Fund generally sells securities when earnings expectations flatten or decline. The Fund focuses primarily on equity securities of small and mid-sized companies although the Fund may invest in larger-sized companies that the Adviser believes have an above-average potential for capital growth. The Fund may invest up to 25% of its assets in foreign securities. If the Adviser's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

- The risk that the Fund's market sector, small to mid-size growth oriented companies, may underperform relative to other sectors. During an overall stock market decline, stock prices of small or mid-sized companies often fluctuate more than the stock prices of larger companies.

- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

- The risk that the aggressive growth stocks which the Adviser believes to have significant growth potential can be subject to more abrupt or erratic market movements than the stocks of larger more established companies or the stock market in general.

- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking capital growth over the long-term.

- You are willing to accept the above-average risks associated with investing in the securities of small and mid-sized companies, which may include foreign companies.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: Because the Fund has been in operation for less than one calendar year, no performance history has been provided.

FOCUSED EQUITY FUND

ADVISED BY:      VAN KAMPEN

INVESTMENT OBJECTIVE: The Focused Equity Fund seeks to provide capital appreciation by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES: Normally, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Such equity securities will generally consist of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund will invest in securities of companies that the Adviser believes possess above-average potential for capital appreciation and have strong earnings potential. The Adviser focuses on companies believed to have strong free cash flow potential, consistent or rising earnings growth records and compelling business strategies. Valuation is considered generally in the context of prospects for sustainable earnings growth. The Adviser's focus on individual security selection may result in an emphasis on particular industry sectors. The Fund invests primarily in companies with market capitalizations of $10 billion or more but may also invest in smaller companies. The Fund is "non-diversified," meaning that it may, and generally will, invest in securities of a limited number of issuers; however, the Fund will not invest more than 25% of its assets in securities of a single company. The Fund may invest in securities of foreign companies; it presently does not anticipate investing more than 25% of its assets in foreign securities. If the Adviser's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

- The risk that the Fund's market sector, large-size growth oriented companies, may underperform relative to other sectors.

- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

- The risk that, because the Fund is "non-diversified," its value could decrease significantly if one or more of its investments performs poorly.

- The risk that the Fund's foreign investments may be subject to fluctuations in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking capital appreciation.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks, which may include foreign stocks.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: The bar chart and table on this page provide an indication of the risks of investing in the Fund by showing how the Fund's performance changes from year to year. Both assume that all dividends and distributions will be reinvested in the Fund. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life contract been taken into account. The table shows how the Fund's average annual total return compares with a broad-based index (which, unlike the Fund, does not have any fees or expenses). How the Fund has performed in the past is not necessarily indicative of how it will perform in the future.

TOTAL RETURN FOR EACH CALENDAR YEAR

[CHART]

 2000       -11.82%
 2001       -15.44%

The best calendar quarter return during the periods shown above was 12.01% in the 1st quarter of 2000; the worst calendar quarter return was -18.53% in the 1st quarter of 2001.


AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                           SINCE FUND'S
                                                     ONE YEAR               INCEPTION*
---------------------------------------------------------------------------------------
Focused Equity Fund                                     -15.44%                 -4.56%

S&P 500                                                 -11.88%                 -3.63%

* The Fund's inception date is October 1, 1999. Index comparison began on September 30, 1999.

In the table above, the Fund's average annual total return for the periods shown is compared to the Standard & Poor's 500(SM) Composite Stock Price Index ("S&P 500(R)"). The S&P 500, a widely recognized benchmark for large-cap U.S. stocks, includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.

Total returns would have been lower if a portion of operating expenses had not been reimbursed by the Manager.

MID CAP VALUE FUND

ADVISED BY:      VAN KAMPEN ASSET
                 MANAGEMENT INC.

INVESTMENT OBJECTIVE: The Mid Cap Value Fund seeks long-term capital growth. The Fund invests primarily in common stocks and other equity securities of medium market capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES: Normally, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities of medium market capitalization companies. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Generally, medium market capitalization companies will consist primarily of those that the Fund's Adviser believes are selling below their intrinsic value and offer the opportunity for growth of capital. Although a universal definition of medium market capitalization companies does not exist, the Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") or the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions. In addition, changes to the composition of each index can change the market capitalization range of companies in the index. The Adviser may also invest the Fund's assets in companies with smaller or larger market capitalizations. The Fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, growth prospects, and attractive valuations. The Fund may invest up to 25% of its assets in foreign securities. If the Adviser's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS: The Fund is subject to the market fluctuation risks associated with all investments in common stocks and other equity securities. Stock markets tend to move in cycles. Stock values fluctuate based on the performance of individual companies and on general market and economic conditions. You can lose money over the short or even long-term. The Fund is also subject to:

- The risk that the Fund's market sector, mid-size value oriented companies, may underperform relative to other sectors. During an overall stock market decline, stock prices of small or mid-sized companies often fluctuate more than the stock prices of larger companies.

- The risk that poor stock selection may cause the Fund to underperform when compared with other funds with similar objectives.

- The risk that the Fund's foreign investments may be subject to fluctuation in foreign currency values, adverse political or economic events, greater market volatility and lower liquidity.

WHO MAY WANT TO INVEST: You may wish to consider investing in this Fund if:

-    You are seeking long-term capital growth.

- You are willing to accept the above-average risks associated with investing in a portfolio of common stocks which may include foreign stocks.

- You are willing to accept greater volatility in hopes of a greater increase in share price.

PAST PERFORMANCE: Because the Fund has been in operation for less than one calendar year, no performance history has been provided.

More Information About the Funds


MORE INFORMATION
ABOUT THE FUNDS

All of the Funds are managed by Advisers which manage other mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Funds are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly named mutual fund may differ substantially from that of the Funds.

INVESTMENT STRATEGIES

Each Fund follows a distinct set of investment strategies. All of the Funds are considered "Equity Funds" because they invest primarily in equity securities. Each Fund may change its investment objectives without shareholder approval in accordance with applicable law. Except for the Mid Cap Value Fund, all percentage limitations relating to the Funds' investment strategies are applied at the time a Fund acquires a security. The Mid Cap Value Fund's percentage limitation relating to the Fund's medium market capitalization investment strategy is based on its current market capitalization or its market capitalization at the time the Fund acquires a security.

The Focused Equity Fund will normally invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities and the Mid Cap Value Fund will normally invest at least 80% of its net assets (including borrowings for investment purposes) in securities of medium market capitalization companies. Shareholders of these Funds will receive 60 days' notice prior to any change in such non-fundamental investment policies. The Aggressive Growth Fund will normally invest at least 65% of its assets in equity securities. The return on an investment in any of the Funds will be based primarily on the risks and rewards relating to equity securities.

EQUITY SECURITIES

Each Fund will invest in equity securities. There are various types of equity securities such as common stocks, preferred stocks, depositary receipts, rights and warrants. In addition, the Funds may treat debt instruments which are "convertible" into equity as equity securities (or as debt securities). However, it is expected that the Funds' equity investments will be primarily in common stocks.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company has made all required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or progress.

As a general matter, other types of equity securities are subject to many of the same risks as common stocks.

The Funds may invest in equity securities of U.S. and foreign companies. Investments in foreign securities present special risks and other considerations. These are discussed under the heading "Foreign Securities".

SMALL CAP AND UNSEASONED COMPANIES

All of the Funds, to varying degrees, may invest in small cap companies. Small cap companies typically include those companies included in the Russell 2000(R) Index. As of December 31, 2001, the largest company in the Russell 2000 Index had a market capitalization of $3.0 billion. The Aggressive Growth Fund may invest a substantial portion, or at times all, of its assets in small cap companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely not to survive or accomplish their goals than larger more established companies with the result that the value of their stock could decline significantly. These companies are less likely to survive than larger more established companies since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often experience a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Fund to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Further, there may be less publicly available information about small or unseasoned companies. As a result, when making a decision to purchase a security for a Fund, an Adviser may not be aware of some problems associated with the company issuing the security. In addition, transaction costs for these investments are often higher than those of investments in larger capitalization companies. Investments in small cap companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

MID CAP COMPANIES

All of the Funds, to varying degrees, may invest in mid cap companies. Mid cap companies typically include those companies included in the Standard & Poor's(R) MidCap 400 Index ("S&P(R) MidCap 400") or the Russell Midcap(R) Index. As of December 31, 2001, the market capitalizations of the largest companies in the S&P MidCap 400 and Russell Midcap Index were $10.5 billion and $15.7 billion, respectively. The Mid Cap Value Fund will invest a substantial portion, or at times all, of its assets in mid cap companies. Mid cap companies are subject to the same risks as small cap companies, although to a lesser degree.

DEBT SECURITIES

The Funds may have a portion of their assets invested in debt securities. Convertible debt securities may be considered equity or debt securities, and, in either event, they possess many of the attributes and risks of debt securities. A prospective investor in any of the Funds should be aware of the risks associated with investing in debt securities.

Debt securities can generally be classified into two categories as follows: (1) "investment grade" debt securities and (2) "non-investment grade" debt securities (also known as "junk bonds"). Investment grade debt securities are those which are rated within the four highest rating categories of a nationally recognized rating organization (or if unrated, securities of comparable quality as determined by an Adviser). A discussion of several different ratings services appears in an Appendix to the Statement of Additional Information ("SAI"). Investment grade debt securities are considered to have less risk of issuer default than non-investment grade debt securities. However, investment grade debt securities will generally have a lower yield than non-investment grade debt securities. Debt securities in the fourth highest rating category are viewed as having adequate capacity for payment of interest and repayment of principal, but do have speculative characteristics and involve a higher degree of risk than that associated with investments in debt securities in the three higher rating categories.

Money market instruments are short-term high quality debt securities. They are the highest investment grade quality and therefore carry the lowest risk of issuer default. Some common types of money market instruments include U.S. Treasury bills and notes, commercial paper, banker's acceptances and negotiable certificates of deposit. All of the Funds may invest in money market instruments and other types of debt securities as a cash reserve.

Debt securities that are rated below the four highest categories (or unrated securities of comparable quality determined by an Adviser) are known as "junk bonds." Junk bonds are considered to be of poor standing and predominantly speculative. Junk bonds are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, they present considerable risk of issuer default.

Junk bonds may be subject to substantial market fluctuations. They are also subject to greater risk of loss of income and principal than investment-grade securities. There may be less of a market for junk bonds and therefore they may be harder to sell at a desirable price.

FOREIGN SECURITIES

All of the Funds may invest in foreign securities. The Aggressive Growth Fund and the Mid Cap Value Fund may invest up to 25% of their assets in foreign securities. The Focused Equity Fund may invest up to 100% in foreign securities, though the Fund presently does not anticipate investing over 25% of its assets in foreign securities. Foreign securities also include securities of issuers in emerging market countries and securities quoted in foreign currencies. The Funds also may invest in depositary receipts, which are generally certificates issued by a domestic or foreign bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or a non-U.S. branch of a U.S. bank. The Funds also may invest in New York shares. Like depositary receipts, New York shares are normally listed on U.S. exchanges and represent share capital of a foreign issuer in circulation in the U.S. However, New York shares differ from depositary receipts in that they allow a non-U.S. issuer the means to have a portion of its capital outstanding in the U.S. and a portion outstanding in the issuer's home market. New York shares are issued by a U.S. transfer agent and registrar on behalf of the non-U.S. issuer.

Even with respect to U.S. issuers, such issuers may have substantial non-U.S. activities, and thus, face similar risks as foreign issuers. Conversely, certain foreign issuers may also have significant U.S. activities and may face the same risks as U.S. issuers with regard to those activities.

Foreign equity and debt securities generally have the same risk characteristics as U.S. equity and debt securities. However, they also present a number of additional risks and considerations that are not associated with U.S. investments. For example, investments in foreign securities may subject a Fund to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Fund from selling its investments and taking money out of the country. Foreign investments may also be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Fund being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates. In addition, there may be higher brokerage commissions and custodial costs incurred by investing in foreign securities.

DERIVATIVES

Derivatives may be used by each Fund to hedge investments and potential investments, manage risks, or to manage interest or currency-sensitive assets. Derivatives are financial instruments designed to achieve a particular economic result when the price of an underlying security, index, interest rate, commodity, or other financial instrument changes. However, hedging techniques may not always be available to the Funds; and it may not always be feasible for a Fund to use hedging techniques even when they are available. Each Fund may also enter into certain derivative transactions to enhance total return. For example, each Fund may, in lieu of purchasing the underlying assets, enter into futures contracts on stock indices or options on such futures contracts. Derivatives can subject a Fund to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options, and swaps.

Forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer of the option has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (depending on the type of option) the underlying security, prior to expiration date of the option at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders, for a fee, to reduce their exposure to interest rate swings.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties.

Derivatives involve special risks. If an Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, these techniques could result in a loss. These techniques may increase a Fund's volatility and may involve a small investment of cash relative to the magnitude of the risk assumed. Further, there is a potential for illiquidity of the markets for derivative instruments, which could also result in a loss. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged.

TEMPORARY DEFENSIVE STRATEGIES

Each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, a Fund may not be actively pursuing its investment goals, may not achieve its investment objective and may have up to 100% of its assets invested in preferred stocks, investment-grade debt instruments, short-term debt securities, money market instruments, or cash.

OTHER INVESTMENT RISKS

This prospectus describes the main risks an investor faces in any of the Funds. It is important to keep in mind one of the main principles of investing: the higher the risk of losing your money, the higher the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward. Risk tolerances vary among investors.

LIQUIDITY RISK

In addition to the primary risks described in the Fund summaries, all of the Funds are subject to liquidity risk. This is the risk that a Fund will not be able to timely pay redemption proceeds because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

PORTFOLIO TURNOVER

Consistent with each Fund's investment policies, each Fund may engage in active trading without regard to the effect on portfolio turnover. Funds with higher portfolio turnover (e.g., 100% or more per year) may incur greater transaction costs, which could cause a Fund to have lower performance.

                                                         Management of the Funds


MANAGEMENT
OF THE FUNDS

BOARD OF TRUSTEES

The Board is responsible for overseeing all operations of the Funds, including retaining and supervising the performance of the Manager.

INVESTMENT MANAGER

LSA Asset Management LLC, the Manager, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois, 60062, is each Fund's investment adviser. The Manager is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). The Manager was organized in the state of Delaware in 1999 as a limited liability company, and is registered with the SEC as an investment adviser. The Trust is the only investment company currently managed by the Manager. The Manager has served as investment adviser to the Trust since 1999. Allstate Life, organized in 1957 as a stock life insurance company in the state of Illinois, has established a record of financial strength that has consistently resulted in superior ratings. A.M. Best Company assigns an A+ (Superior) to Allstate Life. Standard & Poor's Insurance Rating Services assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service, Inc. assigns an Aa2 (Excellent) financial strength rating to Allstate Life.

The Manager has overall responsibility for providing investment advisory and related services to the Funds, including responsibility for selecting Advisers to carry out the day-to-day investment management of the Funds. The Manager will review and monitor the performance of each Fund for purposes of considering whether changes should be made in regard to a Fund's investment strategies as well as whether a change in the Adviser to a Fund is warranted. The Manager will also monitor the Funds for compliance purposes and will instruct, when appropriate, each of the Advisers as to its compliance duties for its respective Fund.

The Manager considers various factors in selecting the Advisers, including:

- level of knowledge and skill

- performance as compared to a peer group of other advisers or to an appropriate index

- consistency of performance

- adherence to investment style and Fund objectives

- employees, facilities and financial strength

- quality of service

- how the Adviser's investment style complements other selected Advisers' investment styles.

Two or more Advisers may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Adviser, the Manager may change each Adviser's allocation of Fund assets from time to time, often based upon the results of the Manager's evaluations of the Advisers.

THE ADVISERS

The Advisers make the day-to-day decisions to buy and sell specific securities for a Fund. Each Adviser manages a Fund's investments according to the Fund's investment objective and strategies.

The Funds and the Manager have received an order from the SEC which permits the Manager to hire and fire Advisers or change the terms of their advisory agreements without obtaining shareholder approval. The Manager has ultimate responsibility to oversee the Advisers and their hiring, termination and replacement.

ADVISER TO THE AGGRESSIVE GROWTH FUND
AND THE MID CAP VALUE FUND

VAN KAMPEN ASSET MANAGEMENT INC., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois, 60181-5555, is the Adviser to the Aggressive Growth Fund and the Mid Cap Value Fund. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $73 billion under management or supervision as of December 31, 2001. Van Kampen Investments' more than 50 open-end, more than 30 closed-end funds and more than 2,700 unit investment trusts are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

The Funds are managed by teams of portfolio managers. Gary M. Lewis and Dudley Brickhouse are the co-lead managers of the Aggressive Growth Fund. Mr. Lewis, Managing Director, has been associated with the Adviser since 1986. Mr. Brickhouse, Executive Director, has been associated with the Adviser since 1997. Janet Luby, David Walker and Matthew Hart are co-managers responsible for the day-to-day management of the Fund. Ms. Luby, Executive Director, has been associated with the Adviser since 1995. Mr. Walker, Executive Director, has been associated with the Adviser since 1990. Mr. Hart, Vice President, has been associated with the Adviser since 1997.

James A. Gilligan, Vincent E. Vizachero and James O. Roeder are the management team for the Mid Cap Value Fund. Mr. Gilligan, Managing Director, has been associated with the Adviser since 1985. Mr. Vizachero, Associate, has been associated with the Adviser since 2001. Before joining the Adviser, Mr. Vizachero attended University of Chicago Graduate School of Business from 1999 to 2001, during which time he interned at Fidelity Investments as an equity analyst. Mr. Roeder, Vice President, has been associated with the Adviser since 1999. Before joining the Adviser, Mr. Roeder was a business services and special situations analyst for Midwest Research from 1996 to 1999.

ADVISER TO THE FOCUSED EQUITY FUND

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, is the adviser to the Focused Equity Fund. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM is a direct subsidiary of Morgan Stanley Dean Witter & Co. and does business in certain instances (including its role as Adviser to the Focused Equity Fund) under the name "Van Kampen." The portfolio is managed by Van Kampen's Large Cap Growth team. Current members of the team include William S. Auslander, Managing Director and Jeffrey S. Alvino, Executive Director.

                                             Related Performance of the Advisers


RELATED PERFORMANCE
OF THE ADVISERS

Certain Advisers manage assets of clients that have investment objectives and strategies that are similar to those of the corresponding Fund that the Adviser manages. These client accounts may consist of individuals, institutions, and other mutual funds. Listed below is "composite performance" for certain of the Advisers with regard to all of these similarly managed accounts. The composite performance is computed based upon essentially the Adviser's "average" performance with regard to such accounts. The composite performance information shown below is based on a composite of all accounts of certain Advisers (and their predecessors, if any) having substantially similar investment objectives, policies and strategies as the corresponding Fund, adjusted to give effect to the applicable LSA Variable Series Trust Fund's annualized expenses (giving effect to any expense waivers or reimbursements) incurred during the most recently completed fiscal year. Some of the accounts included in the composites are not mutual funds registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and hence, these accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower. This composite data is provided to illustrate the past performance of certain Advisers in managing similar accounts and does not represent the performance of any Fund. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF ANY FUND OR ANY ADVISER. THE PERFORMANCE SHOWN WOULD BE LOWER HAD THE CHARGES IMPOSED IN CONNECTION WITH A VARIABLE ANNUITY OR VARIABLE LIFE CONTRACT BEEN TAKEN INTO ACCOUNT.

                                    INCEPTION     AVERAGE        AVERAGE          AVERAGE        TOTAL      TOTAL        TOTAL
                                      DATE     ANNUAL TOTAL    ANNUAL TOTAL     ANNUAL TOTAL     RETURN     RETURN       RETURN
NAME OF ADVISER                                 RETURN ONE     RETURN FIVE       RETURN TEN     ONE YEAR  FIVE YEARS   TEN YEARS
                                                YEAR ENDED     YEARS ENDED      YEARS ENDED      ENDED      ENDED        ENDED
                                                12/31/01          12/31/01       12/31/01(A)    12/31/01   12/31/01    12/31/01(A)
----------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN ASSET
MANAGEMENT INC.(B)
Aggressive Growth Fund               N/A         N/A              N/A                N/A          N/A          N/A       N/A

VAN KAMPEN
Focused Equity Fund                 5/95       -15.29%           10.68%             18.40%       -15.29%      66.11%    208.35%

VAN KAMPEN ASSET
MANAGEMENT INC.(B)
Mid Cap Value Fund                   N/A         N/A              N/A                N/A          N/A        N/A         N/A

(A) Note: Figure shown is for the life of the composite, which is less than ten years.
(B)  Composite performance information is not available.

Valuing a Fund's Assets


VALUING A
FUND'S ASSETS

A Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined under guidelines set by the Board. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

- All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of "amortized" cost.

- Securities mainly traded on a U.S. exchange or NASDAQ are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean between the bid and asked prices.

- Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after that time, the "fair value" might be adjusted under guidelines set by the Board.

- Securities that are not traded on an exchange and securities for which market quotations are not readily available will be valued in good faith at fair value by, or under guidelines established by, the Board.

                                                          Pricing of Fund Shares


PRICING OF
FUND SHARES

NET ASSET VALUE

Each Fund's per share price (also known as "net asset value" or "NAV") is determined as of the close of trading (normally 4:00 p.m., Eastern Time) every day that the New York Stock Exchange ("NYSE") is open for business. If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. Each Fund calculates the price per share based on the values of the securities it owns. The price per share is calculated separately for each Fund by dividing the value of a Fund's assets, minus all liabilities, by the number of the Fund's outstanding shares. Each Fund may purchase securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares; therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

PURCHASING AND
REDEEMING SHARES

The per share price received will be the price next determined after a Fund receives and accepts a purchase or redemption order. Payments for redemptions generally will be made no later than seven days after receipt of a redemption request, and generally on the date of receipt.

You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable insurance contract for information on how to select specific Funds as underlying investment options for your contract and how to redeem monies from the Funds.

Orders received by the Funds are effected only on days when the NYSE is open for trading ("Business Days "). The insurance company separate accounts purchase and redeem shares of each Fund at the Fund's net asset value per share calculated as of the close of the NYSE (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value per share is calculated may differ. In any case, purchases and redemptions may be executed the next morning. Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next Business Day after the Fund receives actual notice of the redemption order, but may be paid within three Business Days after receipt of actual notice of the order (or longer as permitted by the SEC). The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In addition, each Fund reserves the right to suspend the offering of its shares for any period of time, and reserves the right to reject any specific purchase order. The Funds do not assess any fees when they sell or redeem their shares.

Short-term or excessive trading into and out of a Fund may harm performance by disrupting portfolio management strategies and by increasing Fund expenses. Accordingly, a Fund may reject any purchase orders, particularly from market timers or investors who, in the Manager's or a Fund's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. For these purposes, the Manager or a Fund may consider an investor's trading history (including accounts under common ownership or control) in that Fund or any other Fund offered by the Trust.

TRANSFERS

The separate account issuing your variable insurance contract may transfer assets between the Funds consistent with its timely receipt of all information necessary to process transfer requests. The Funds reserve the right to limit or terminate these transfer privileges at any time.

Fees and Expenses

FEES AND
EXPENSES

BREAKDOWN OF EXPENSES

Investors in the Funds will incur various operating costs which are described below. Each Fund pays a management fee for the management of its investments and business affairs. Each Fund also pays its own operational expenses. Some of the Funds may engage in active trading to achieve their investment objectives. As a result, a Fund may incur higher brokerage and other transaction costs.

MANAGEMENT FEES

The Manager is entitled to receive from each Fund a management fee, payable monthly, at an annual rate as a percentage of average daily net assets of the Fund as set forth in the table below. For the fiscal year ended December 31, 2001, as a result of fee waivers the Manager did not receive Management fees from any Fund

---------------------------------------------------------
Aggressive Growth Fund                             0.95%

Focused Equity Fund                                0.95%

Mid Cap Value Fund                                 0.85%

The Manager compensates the Advisers from the management fee it receives or its own resources. No additional management fees are paid by the Funds to the Advisers.

OPERATIONAL EXPENSES

Each Fund pays other operational expenses not assumed by the Manager. These expenses may include, among others, the following: fees for Fund accounting and Fund administration; fees related to the purchase, sale or loan of securities such as brokers' commissions; fees of independent accountants and legal counsel; expenses of preparing and printing shareholder annual and semi-annual reports; bank transaction charges; custodian fees and expenses; federal, state or local income or other taxes; independent Trustee compensation; SEC registration fees; and costs of Trustee and shareholder meetings.

All of these expenses that are incurred by the Fund will be passed on to shareholders through a daily charge made to the assets held in the Funds, which will be reflected in share prices.

The Manager has currently agreed to reduce its fees or reimburse the Funds for expenses above certain limits. Currently, this limit is set so that a Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"). The Manager is contractually obligated to continue this arrangement through April 30, 2003. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Commencing near the middle of 2002, and continuing for three years thereafter, under certain circumstances the Manager may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit.

                                                     Additional Fund Information


ADDITIONAL
FUND INFORMATION

TAX INFORMATION

Shares of the Funds are owned for federal tax purposes by life insurance company separate accounts established in connection with variable contracts, not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning contracts and receiving distributions or other contract related payments. Each Fund intends to comply with the federal tax diversification and other federal tax requirements with which it must comply in order for variable contracts to qualify for the tax treatment described in the applicable variable contract prospectus. A Fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that Fund to be subject to current taxation on all income on the contract, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund intends to distribute substantially all of its income and capital gains each year. All dividend and capital gain distributions will automatically be reinvested in additional shares of the Funds.

CUSTODIAN, TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR

Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian, transfer agent, fund accountant and administrator.

PERFORMANCE

From time to time, the Funds may advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income plus realized and unrealized capital appreciation (or depreciation). Yield and total return should not be used to predict the future performance of a Fund. Yields and total returns are presented net of the Funds' operating expenses. Fund performance information does not reflect any fees or charges imposed under a variable insurance contract.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Trust's Annual Report, which is available upon request.

Additional Fund Information


LSA VARIABLE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                          AGGRESSIVE GROWTH FUND
                                                                          ----------------------
                                                                               PERIOD ENDED
                                                                               DECEMBER 31,
                                                                                 2001(a)
                                                                                 -------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $ 10.00
                                                                                  -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                              (0.03)***
   Net realized and unrealized gain (loss)                                          (0.60)
                                                                                  -------
     Total from investment operations                                               (0.63)
                                                                                  -------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                           -
   From net realized capital gains                                                      -
                                                                                  -------
     Total distributions                                                                -
                                                                                  -------
NET ASSET VALUE, END OF PERIOD                                                    $  9.37
                                                                                  =======
TOTAL RETURN                                                                        (6.30)%*

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                                            $ 2,534
     Net expenses to average daily net assets                                        1.25%**
     Net investment income (loss) to average daily
      net assets                                                                    (0.84)%**
     Portfolio turnover rate                                                          101%
     Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                     8.60%**
        Net investment loss                                                         (8.19)%**

(a)  Fund commenced operations on August 14, 2001.
*    Not annualized.
**   Annualized.
***  Calculated using average shares outstanding throughout the period.

LSA VARIABLE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                 FOCUSED EQUITY FUND
                                                    -------------------------------------------
                                                     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                        2001           2000           1999(a)
                                                      ---------     ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   10.20     $   12.07       $   10.00
                                                      ---------     ---------       ---------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                    (0.04)        (0.06)***       (0.01)
   Net realized and unrealized gain (loss)                (1.53)        (1.36)           2.08
                                                      ---------     ---------       ---------
     Total from investment operations                     (1.57)        (1.42)           2.07
                                                      ---------     ---------       ---------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                 -             -               -
   From net realized capital gains                        (0.01)        (0.45)              -
                                                      ---------     ---------       ---------
     Total distributions                                  (0.01)        (0.45)              -
                                                      ---------     ---------       ---------
NET ASSET VALUE, END OF PERIOD                        $    8.62     $   10.20       $   12.07
                                                      =========     =========       =========
TOTAL RETURN                                             (15.44)%      (11.82)%         20.70%*

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)                $   7,555     $   7,646       $   6,564
     Net expenses to average daily net assets              1.25%         1.25%           1.25%**
     Net investment income (loss) to average daily
      net assets                                          (0.45)%       (0.50)%         (0.36)%**
     Portfolio turnover rate                                103%           87%             26%
     Without the waiver/reimbursement of expenses
      by the Manager, the ratio of net expenses and
      net investment income (loss) to average net
      assets would have been:
        Expenses                                           3.90%         3.68%           4.54%**
        Net investment loss                               (3.10)%       (2.93)%         (3.65)%**

(a)  Fund commenced operations on October 1, 1999.
*    Not annualized.
**   Annualized.
*** Calculated using average shares outstanding throughout the period.

LSA VARIABLE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                             MID CAP VALUE FUND
                                                                             ------------------
                                                                                PERIOD ENDED
                                                                                DECEMBER 31,
                                                                                   2001(a)
                                                                                  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $   10.00
                                                                                  ---------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                                        0.04***
   Net realized and unrealized gain (loss)                                             0.67
                                                                                  ---------
     Total from investment operations                                                  0.71
                                                                                  ---------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income (loss)                                                  (0.04)
   From net realized capital gains                                                        -
                                                                                  ---------
     Total distributions                                                              (0.04)
                                                                                  ---------
NET ASSET VALUE, END OF PERIOD                                                    $   10.67
                                                                                  =========

TOTAL RETURN                                                                           7.07%*

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                              $   2,807
     Net expenses to average daily net assets                                          1.15%**
     Net investment income (loss) to average daily net assets                          1.01%**
     Portfolio turnover rate                                                             33%
     Without the waiver/reimbursement of expenses by the Manager, the ratio of net expenses and net investment income (loss) to average net assets would have been:
        Expenses                                                                       7.18%**
        Net investment loss                                                           (5.02)%**

(a)  Fund commenced operations on August 14, 2001.
*    Not annualized.
**   Annualized.
***  Calculated using average shares outstanding throughout the period.

                      (This page intentionally left blank.)

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more detailed information about the Trust and the Funds and is legally considered to be a part of this prospectus. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. Copies of the SAI, the annual and semi-annual reports, and other information may be obtained, at no cost, by contacting 1-800-390-1277.

OTHER INFORMATION

Information about the Funds, including the SAI, can also be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. For a fee, text-only copies can be obtained by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also call (202) 942-8090. Additionally, reports and other information about the Trust and the Funds can be obtained on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

The service marks and trademarks appearing throughout this prospectus are the marks of their respective owners.

Investment Company Act file no. 811-09379